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                                                                   Exhibit 10.01


                    AMENDED AND RESTATED EMPLOYMENT AGREEMENT

                  This Amended and Restated Employment Agreement is made and entered into as of November 16, 2001 by and between Citigroup Inc., a Delaware corporation (together with its direct and indirect successors, the "COMPANY"), and Sanford I. Weill ("WEILL").

                  WHEREAS, Commercial Credit Company, a predecessor to the Company ("CCC"), previously entered into an Employment Agreement with Weill dated as of December 31, 1987; and

                  WHEREAS, the Company and Weill desire to amend and restate such Employment Agreement (as so amended and restated, this "AGREEMENT") to provide for a continuing relationship.

                  NOW THEREFORE, the Company and Weill do hereby agree as follows:

                  1. EMPLOYMENT. The Company agrees to employ Weill on a full time basis as its Chairman of the Board and Chief Executive Officer. Weill shall have in such positions all of the duties, responsibilities and powers afforded to such officers under the Articles of Incorporation and By-laws of the Company, as in effect from time to time. Weill agrees to render the best services and efforts that he is capable of in connection with the performance of such duties and responsibilities.

                  2. PERSONAL ACTIVITIES OF WEILL. Notwithstanding anything to the contrary contained in this Agreement, nothing in this Agreement shall preclude Weill from devoting reasonable periods of time to: (i) serving as a director or member of a committee of any organization which does not involve a material conflict of interest with the interests of the Company; (ii) engaging in charitable and community activities; or (iii) managing his personal investments; PROVIDED, HOWEVER, that such activities do not interfere with the performance of his employment duties and responsibilities under this Agreement.

                  3. EMPLOYMENT TERM. The employment relationship created by this Agreement shall commence as of the date of this Agreement and shall continue until December 31, 2001. Such term shall automatically be renewed for successive one-year periods beginning January 1, 2002, unless either party gives written notice of non-renewal at least 60 days prior to any December 31 expiration (such term, including any automatic renewal thereof, the "EMPLOYMENT TERM").

                  4.       EMPLOYMENT COMPENSATION.

                           (a) In consideration for all employment services rendered to the Company under this Agreement, the Company agrees to pay to Weill an annual salary at a rate to be determined from time to time by the Board of Directors of the Company or an authorized committee thereof (including any such determinations made prior to the effective date of this Agreement); PROVIDED that any reduction in such salary may only be made with the prior written consent of Weill. Such annual salary

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                                    shall be payable in accordance with the
                                    Company's regular payroll procedures.

                           (b) Weill shall be entitled to receive such incentive payments, on an annual and/or special basis, as may be determined from time to time by the Board of Directors of the Company or an authorized committee thereof (including any such determinations made prior to the effective date of this Agreement). Such incentive payments may but need not be part of incentive programs established generally for senior officers of the Company.

                           (c) Weill shall be entitled to participate in such employee benefit programs as may be determined from time to time by the Board of Directors of the Company or an authorized committee thereof (including any such determinations made prior to the effective date of this Agreement).

                           (d) (i) All stock options granted to Weill after the date of this Agreement (including any reload stock options) shall provide, and
                                    (ii) all stock options held by Weill as of the date of this Agreement shall be amended to provide, that such options shall (x) immediately vest on his Retirement (as defined in Section 5(a) below) and (y) subject to Section 7(b)(i)(y) below, remain exercisable for their full respective terms following any Retirement, except, in the case of any stock options held as of the date of this Agreement, if the same would result in an accounting charge to the Company, as determined by the Company's outside accounting firm.


                  5.       TERMINATION OF EMPLOYMENT.

                           (a) Method of Termination. The employment relationship created by this Agreement may be terminated prior to the end of the Employment Term as follows:

                                    (i)      By the Company, in the event of the
                                             death of Weill.

                                    (ii)     By the Company, in the event of the
                                             illness, physical or mental
                                             disability or other incapacity of
                                             Weill, if such incapacity or
                                             disability renders Weill unable to
                                             render those services to the
                                             Company which he is obligated to
                                             perform pursuant to the terms of
                                             this Agreement.

                                    (iii)    By the Company, upon the giving of
                                             at least 90 days prior written
                                             notice, in the event Weill refuses
                                             or neglects, in any material
                                             respect, to attend to the
                                             performance of his duties and
                                             responsibilities in accordance with
                                             the provisions of this Agreement
                                             (other than by reason of illness or
                                             disability as described in Section
                                             5(a)(ii) above).

                                    (iv)     By the Company, for cause (meaning,
                                             for purposes hereof, fraud or the
                                             conviction of any crime
                                             constituting a felony), effective
                                             immediately.


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                                    (v)      By the Company, upon the giving of
                                             at least 120 days prior written
                                             notice, without cause.

                                    (vi)     By Weill, upon the giving of at
                                             least 30 days prior written notice,
                                             in the event of a material breach
                                             by the Company of any of its
                                             obligations under this Agreement.

                                    (vii)    In the event of the written consent
                                             of both parties hereto, effective
                                             as of the date specified in such
                                             written consent.

                                    Any termination of Weill's employment
                                    pursuant to Sections 5(a)(ii), 5(a)(v),
                                    5(a)(vi) or 5(a)(vii) above or pursuant to a notice of non-renewal given by the Company as described in Section 3 above shall be deemed a "RETIREMENT" for purposes of this Agreement.

                           (b) Termination Compensation. The following provisions shall apply in the event of the termination of the employment relationship created by this Agreement:

                                    (i)      In the event of a termination
                                             pursuant to Section 5(a)(i) above,
                                             the Company shall pay to Weill (or
                                             his executor or administrator, as
                                             the case may be) the annual salary
                                             and employee benefits in effect
                                             immediately prior to such
                                             termination through the end of the
                                             year during which such termination
                                             occurs or for six months following
                                             such termination, whichever shall
                                             be greater, and such additional
                                             payments relating to incentive,
                                             death, retirement or other matters
                                             as may be determined to be
                                             appropriate by the Board of
                                             Directors of the Company or an
                                             authorized committee thereof. Any
                                             stock options held by Weill shall
                                             immediately vest and become
                                             exercisable, and any restrictions
                                             on shares of restricted stock held
                                             by Weill as of the date of such
                                             termination shall immediately
                                             lapse.

                                    (ii)     In the event of a termination
                                             pursuant to Section 5(a)(ii) above,
                                             subject to Weill's compliance with
                                             the covenants set forth in Section
                                             7(a) below, the Company shall
                                             continue to pay to Weill (or his
                                             legal guardian, as the case may be)
                                             the annual salary and employee
                                             benefits in effect immediately
                                             prior to such termination through
                                             the end of the year during which
                                             such termination occurs or for six
                                             months following such termination,
                                             whichever shall be greater, and
                                             such additional payments relating
                                             to incentive, disability,
                                             retirement or other matters as may
                                             be determined to be appropriate by
                                             the Board of Directors of the
                                             Company or an authorized committee
                                             thereof. In addition, Weill shall
                                             have the rights regarding
                                             Retirement as described in Section
                                             5(b)(vi) below.


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                                    (iii)    In the event of a termination
                                             pursuant to Sections 5(a)(iii) or
                                             5(a)(iv) above or any termination
                                             by Weill other than pursuant to
                                             Section 5(a)(vi) above, the Company
                                             shall pay to Weill his annual
                                             salary and employee benefits in
                                             effect immediately prior to such
                                             termination through the effective
                                             date of such termination. In
                                             addition, Weill shall have such
                                             rights, if any, to further vesting
                                             and exercise of his stock options
                                             or lapse of the restrictions on any
                                             shares of his restricted stock as
                                             are provided under the Company's
                                             plan(s) under which such options or
                                             stock were granted, as then
                                             applicable.

                                    (iv)     In the event of a termination
                                             pursuant to Sections 5(a)(v) or
                                             5(a)(vi) above, the Company shall,
                                             within 15 days after such
                                             termination, pay to Weill a lump
                                             sum amount in cash equal to the sum
                                             of (x) his annual salary in effect
                                             immediately prior to such
                                             termination through the effective
                                             date of such termination and (y)
                                             the amount paid as his annual bonus
                                             in respect of the Company's fiscal
                                             year prior to the fiscal year in
                                             which the effective date of such
                                             termination occurs, prorated for
                                             the period of his employment during
                                             the fiscal year in which the
                                             effective date of such termination
                                             occurs. In addition, Weill shall
                                             have the rights regarding
                                             Retirement as described in Section
                                             5(b)(vi) below.

                                    (v)      In the event of a termination
                                             pursuant to Section 5(a)(vii) above
                                             or pursuant to a notice of
                                             non-renewal given by the Company as
                                             described in Section 3 above, Weill
                                             shall have the rights regarding
                                             Retirement as described in Section
                                             5(b)(vi) below.

                                    (vi)     If a termination of Weill's
                                             employment is deemed a Retirement
                                             for purposes of this Agreement,
                                             then, commencing upon such
                                             Retirement and subject to Weill's
                                             compliance with the covenants set
                                             forth in Section 7(a) below, (x)
                                             the Company shall provide to Weill
                                             a supplemental pension benefit
                                             equal to a $350,000 lifetime
                                             annuity, with such actuarially
                                             equivalent alternative forms of
                                             benefit, such as joint and survivor
                                             annuities, but excluding lump sum,
                                             as permitted under and as
                                             calculated under the Primerica
                                             Corporation Supplemental Retirement
                                             Plan (as amended from time to
                                             time), (y) any stock options held
                                             by Weill as of the date of such
                                             Retirement shall be treated in
                                             accordance with their terms
                                             (including, without limitation, the
                                             terms specified in Section 4(d)
                                             above) and (z) any shares of
                                             restricted stock held by Weill as
                                             of the date of such Retirement
                                             shall be governed by the Company's
                                             plan(s) under which such stock was
                                             granted, as then applicable.

                                    (vii)    Weill shall not be obligated to
                                             mitigate any payments due from the
                                             Company under this Agreement or any
                                             damages he may suffer as a result
                                             of a breach or termination of this
                                             Agreement by the Company, and there
                                             shall be no set-off to any of the
                                             Company's obligations of payment
                                             under this Agreement for any reason
                                             whatsoever.

                  6.       CONSULTING.


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                           (a)      Consulting. Weill agrees that for a period
                                    of ten years following his Retirement
                                    (unless such period is extended by the
                                    parties hereto, or shortened by Weill's
                                    death, his total and permanent inability to provide the services set forth in this
                                    Section 6(a) or his breach of any of the covenants set forth in Section 7(a) below) (such period, as may be so extended or shortened, the "CONSULTING TERM"), when and as requested by the Chief Executive Officer of the Company and subject to his reasonable availability, he shall provide consulting services and advice to the Company and shall participate in external activities and events for the benefit of the Company for up to 45 days per year.

                           (b) Fees and Expenses. In return for Weill's willingness to continue to help create value for the Company's shareholders during his Retirement, and in return for the foregoing commitments by Weill, the Company shall pay Weill, for consulting services performed and for participation in external activities or events at the request of the Chief Executive Officer of the Company, a daily fee, for the days Weill so renders services, equal to his daily salary rate at the time of his Retirement. The Company shall also reimburse Weill, upon the receipt of appropriate documentation, for reasonable expenses which he incurs in providing such services at the request of the Chief Executive Officer.

                  7.       COVENANTS.

                           (a) Covenants. Commencing upon Retirement and for the remainder of his life, Weill agrees to the following covenants:

                                    (i)      Not to engage in any business in
                                             which the Company or its affiliates
                                             is engaged (including by performing
                                             services for or soliciting to
                                             perform services for, directly or
                                             indirectly, either personally or as
                                             an employee, agent, partner,
                                             service member, stockholder,
                                             investor, officer or director of,
                                             or consultant to, any entity or
                                             person) and not to otherwise engage
                                             in conduct that is in material
                                             competition with the Company or its
                                             affiliates; IT BEING UNDERSTOOD
                                             that for purposes of this Section
                                             7(a)(i), Weill shall not be deemed
                                             to be (x) engaged in the investment
                                             management business or to be in
                                             material competition with the
                                             Company to the extent that he
                                             manages assets, directly or
                                             indirectly, for charitable or civic
                                             causes, for himself and/or for a DE
                                             MINIMIS number of family members
                                             and personal friends; or (y) a
                                             stockholder or investor in a
                                             competing entity if his record and
                                             beneficial ownership amount to not
                                             more than 1% of the outstanding
                                             capital stock of any company
                                             subject to the periodic and other
                                             reporting requirements of the
                                             Securities Exchange Act of 1934, as
                                             amended;

                                    (ii)     Not to, directly or indirectly, (x)
                                             hire or attempt to hire or induce
                                             any employee, agent, insurance
                                             agent, insurance broker,
                                             broker-dealer of the Company or it
                                             affiliates to be employed or
                                             perform services elsewhere (or
                                             solicit to perform services
                                             elsewhere) or (y) solicit the trade
                                             of any current or prospective
                                             customer or supplier of the Company
                                             or its affiliates;


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                                    (iii)    Not to engage in conduct that is
                                             materially injurious to the Company
                                             or its affiliates, monetarily or
                                             otherwise;

                                    (iv)     Not to disclose or misuse any
                                             confidential information pertaining
                                             to the Company or its affiliates,
                                             except as is required to be
                                             disclosed by Weill (x) pursuant to
                                             judicial process, (y) to any
                                             government or agency or department
                                             of any government or (z) pursuant
                                             to applicable law;

                                    (v)      Not to disparage the Company or its
                                             affiliates or any of their
                                             respective officers or directors,
                                             products or services; and

                                    (vi)     To reasonably assist and cooperate
                                             with the Company or its affiliates
                                             in connection with the defense or
                                             prosecution of any claim that may
                                             be made against or by the Company
                                             or its affiliates, or in connection
                                             with any ongoing or future
                                             investigation or dispute or claim
                                             of any kind involving the Company
                                             or its affiliates (including
                                             through the appearance at any
                                             reasonably necessary proceeding or
                                             the execution of any reasonably
                                             necessary document), to the extent
                                             such claims, investigations or
                                             proceedings relate to services
                                             performed or required to be
                                             performed by Weill, pertinent
                                             knowledge possessed by Weill, or
                                             any act or omission by Weill;

                                    PROVIDED, HOWEVER, that a departure from any of the foregoing covenants where such departure is inadvertent and isolated and is promptly cured upon written notice (if such departure is susceptible to cure) shall not constitute a breach of such covenant for purposes of this Agreement.

                           (b)      Effect of a Breach.

                                    (i)      If it is determined that Weill has
                                             breached any covenant set forth in
                                             Section 7(a) above, then, in
                                             addition to any right or remedy
                                             that the Company has available
                                             under any plan or other
                                             compensation arrangement that is
                                             applicable to Weill, Weill shall
                                             (x) forfeit his remaining
                                             supplemental pension benefit as
                                             described in Section 5(b)(vi)
                                             above; (y) forfeit the right to the
                                             further continued exercise of stock
                                             options as described in Section
                                             4(d)(y) above; and (z) forfeit any
                                             further perquisites as described in
                                             Section 7(e) below.

                                    (ii)     In addition, the Company shall have
                                             available, in addition to any other
                                             right or remedy available, the
                                             right to obtain an injunction from
                                             any court of competent jurisdiction
                                             restraining such breach and to
                                             specific performance of such
                                             covenant, except with respect to
                                             any covenant as to which Weill may
                                             and does "opt out" (as provided in
                                             Section 7(c) below). Weill further
                                             agrees that no bond or other
                                             security will be required in
                                             obtaining such equitable relief,
                                             and he hereby consents to the
                                             issuance of such injunction and to
                                             the ordering of specific
                                             performance; PROVIDED, HOWEVER,
                                             that such consent shall neither
                                             limit the right of Weill to contest
                                             the validity or propriety of any
                                             such determination nor create any
                                             presumption that he has, in fact,
                                             breached such covenant.



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                           (c)      "Opt-Out". After the expiration of ten years
                                    following Retirement, Weill may (in writing or by his actions) effectively "opt out" of the covenants set forth in Sections 7(a)(i), 7(a)(ii) or 7(a)(iii) above (for the avoidance of doubt, any such "opting out" shall not apply to any of the covenants set forth in Sections 7(a)(iv), 7(a)(v) or 7(a)(vi) above). Any such "opt out" shall be treated as if it were a breach for purposes of Section 7(b) above. Determination that Weill has, by his actions, "opted out" and therefore breached any of the covenants set forth in Section 7(a) above may only be made in accordance with Section 7(d) below.

                           (d) Determination of a Breach. For purposes of Sections 7(b)(i) and 7(c) above, determination that a breach of any of the covenants set forth in Section 7(a) above has occurred may only be made (x) by the Board of Directors of the Company and (y) after appropriate due process is afforded to Weill.

                           (e) Continued Perquisites. In consideration of and subject to Weill's compliance with his commitments set forth in Section 6(a) above and with the covenants set forth in Section 7(a) above, commencing upon Retirement and for the remainder of his life, Weill shall have access to and use of each of the following Company facilities and services comparable to those provided to him prior to his Retirement, on the same basis as such facilities and services were provided to him prior to his Retirement: Company aircraft, car and driver, office (in a location reasonably selected by the Board of Directors of the Company) and secretary and security arrangements. The Company's obligations set forth in this Section 7(e) shall apply irrespective of Weill's incapacitation subsequent to his Retirement to perform services under this Agreement.

                  8.       MISCELLANEOUS.

                           (a) Amendment; Entire Agreement. Except as may be explicitly provided for in any other agreement between the Company and Weill which specifically references this Agreement and explicitly expresses an intention to amend, supplement or clarify this Agreement, this Agreement constitutes the entire understanding between the parties to this Agreement with respect to the subject matter of this Agreement and supersedes all previous oral and written negotiations, commitments, writings and understandings of the parties hereto with respect to the matters described in this Agreement.

                           (b) Governing law. This Agreement shall be governed by, and construed and enforced in accordance with, the laws of the state of Delaware.

                           (c) Notices. All notices to be delivered pursuant to the provisions of this Agreement shall be given by telex or by notice in writing, hand delivered or sent by registered or certified mail, to the parties hereto at the following addresses:

                                                To the Company:

                                       Citigroup Inc.
                                       399 Park Avenue
                                       New York, New York  10043


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                                       Attention: Office of the General Counsel

                                       or to such other address as the Company
                                       shall designate in a written notice to
                                       Weill from time to time; and

                                                To Weill:

                                       Sanford I. Weill
                                       to such address as Weill
                                       shall designate in a
                                       written notice to the
                                       Company from time to time.

                                    All such notices shall be effective upon delivery to the designated address.

                           (d) Severability. Each provision of this Agreement is intended to be severable. If any term or provision of this Agreement shall be determined by a court of competent jurisdiction to be illegal or invalid for any reason whatsoever then such provision shall be severed from this Agreement, shall not affect the validity of the remainder of this Agreement and shall be replaced by a provision reflecting, to the extent legally permissible, the original intent of the parties hereto.








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         IN WITNESS WHEREOF, the parties hereto have executed this Amended and
Restated Employment Agreement as of the day and year first above written.

Agreed and accepted:                        CITIGROUP INC.


/s/ Sanford I. Weill                        /s/ Charles O. Prince, III
-----------------------------------         -----------------------------------
Sanford I. Weill                            By: Charles O. Prince, III
                                                Title: Corporate Secretary

                                                WITNESS

                                                /s/ Arthur Zankel
                                                --------------------------------
                                                Arthur Zankel
























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